UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	OCTOBER 31, 2014

Global Real Estate Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Stocks and Bonds

Mostly stimulative monetary policies by central banks and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected global economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about U.S. economic growth, low costs of capital, and continued central bank stimulus (even as the U.S. Federal Reserve’s latest monthly bond purchase program ended) helped persuade investors to seek risk and yield, which benefited U.S. stocks and bonds. The S&P 500 Index gained 17.27% during the 12 months. The 30-year U.S. Treasury bond was close behind, returning 15.44%, according to Barclays. U.S. real estate investment trusts (REITs), whose shares combine performance attributes of stocks and bonds, benefited from both—the MSCI U.S. REIT Index advanced 19.19%.

U.S. market benchmark returns generally outpaced their non-U.S. counterparts. The U.S. was perceived by investors as a relative bastion of growth, stability, and potentially attractive yields compared with most of the rest of the world, so capital flows generally favored U.S. assets. These capital flows, along with weaker-than-expected global growth, lower-than-expected global inflation, and falling commodity and energy prices, helped keep long-term interest rates and other corporate costs low. U.S. stocks just completed a solid third-quarter earnings reporting season, though questions remain about next year’s revenues, given this year’s slowdown in global economic growth and concerns about how far it could extend into 2015.

We believe continuing global economic and geopolitical uncertainties could continue to support the relative appeal of U.S. assets in coming months. But the end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ARYVX	9.29%	8.82%	4/29/11
FTSE EPRA/NAREIT Global Index	—	8.58%	6.96%	—
MSCI All Country World Index	—	7.77%	7.04%	—
Institutional Class	ARYNX	9.50%	9.06%	4/29/11
A Class	ARYMX			4/29/11
No sales charge*		9.02%	8.56%
With sales charge*		2.78%	6.75%
C Class	ARYTX	8.12%	7.74%	4/29/11
R Class	ARYWX	8.74%	8.30%	4/29/11
R6 Class	ARYDX	9.67%	10.52%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made April 29, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2014
Investor Class — $13,455

FTSE EPRA/NAREIT Global Index — $12,665

MSCI All Country World Index — $12,699

*From April 29, 2011, the Investor Class's inception date. Not Annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.21%	1.01%	1.46%	2.21%	1.71%	0.86%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary
Portfolio Managers: Steven Brown and Steven Rodriguez

Performance Summary

Global Real Estate returned 9.29%* for the fiscal year ended October 31, 2014. By comparison, the FTSE EPRA/NAREIT Global Index (the fund’s benchmark) returned 8.58%, while the MSCI All Country World Index (a broad global stock market measure) returned 7.77%. (See pages 3 and 4 for additional performance comparisons.)

Global Real Estate Market Overview

Global real estate stocks produced solid returns for the 12-month period, gaining more than 8% and modestly outpacing the broad global equity indices. After declining during the last two months of 2013, global property stocks rebounded sharply in the first half of 2014. Attractive valuations, improving fundamentals in the commercial property sector, and a broad decline in interest rates around the globe provided a favorable backdrop for global real estate stocks.

Global property stocks gave back some gains in the third quarter of 2014 amid increased equity issuance in the real estate sector and fears of higher interest rates in the U.S. However, real estate stocks enjoyed a strong rally in the final month of the period as concerns about rising interest rates eased.

From a regional perspective, U.S. real estate stocks generated the best returns, posting gains of nearly 20%. European property stocks also posted solid gains, led by the U.K. and Germany. Asian property stocks underperformed, with China and Japan the most notable decliners. In Japan, weak consumer spending in the wake of a new consumption tax implemented in April 2014 weighed on both the economy and property stocks in the country, while restrictive policy measures and excess supply hurt Chinese real estate stocks.

Stock Selection in the U.S. and Japan Added Value

Stock selection in Japan and the U.S. contributed the most to the fund’s outperformance of its benchmark for the reporting period. In Japan, a focus on J-REITs over property developers for much of the period added value as J-REITs outperformed. One of the top contributors among the portfolio’s Japanese holdings was office property owner Hulic Reit, which went public during the period at an attractive price relative to its peers, and strong investor demand for the IPO led to a sharp rally in the stock.

Among U.S. real estate stocks, the leading contributors included hotel operator Marriott International, apartment owner Essex Property Trust, and office landlord Kilroy Realty. Marriott delivered robust profit growth amid rising room rates and an acceleration in group business demand. Both Essex and Kilroy are based on the West Coast, where the economic environment and property fundamentals were particularly strong. Essex enjoyed solid earnings growth thanks to favorable employment trends and a beneficial acquisition, while Kilroy benefited from substantial value creation within its property development pipeline. We eliminated Marriott and Essex from the portfolio during the period.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

Asia Detracted

Stock selection in Asia detracted the most from performance versus the benchmark. Significant detractors among the portfolio’s Asian holdings included gaming companies based in Hong Kong, particularly Galaxy Entertainment and Melco Crown Entertainment. Both stocks declined amid slowing revenue growth in Macau, a popular Asian gaming destination. We eliminated both gaming stocks from the portfolio during the period.

Another notable detractor among the fund’s Asian holdings was Singapore-based retail property developer CapitaMalls Asia. We owned the stock early in the period, but we exited the position following disappointing retail sales in China. Later in the year, the company agreed to be acquired at a sizable premium, leading to a recovery in the stock.

Although the fund’s U.S. holdings outperformed overall, one significant detractor was D.R. Horton, the largest homebuilder in the U.S. The company, which has significant exposure to the entry-level segment of the housing market, reported an earnings shortfall because of weaker-than-expected demand for entry-level homes. We sold the stock near the end of the period.

Outlook

Global property stocks delivered solid returns over the past year, and our outlook remains positive. We expect the commercial property market to continue to benefit from improving real estate fundamentals and strong credit conditions around the world.

We are most constructive on U.S. property stocks, which should benefit from sound real estate fundamentals, discounted share prices, and continued expansion of the domestic economy. This segment of the portfolio is focused on real estate companies with strong development pipelines, which should help produce healthy value creation going forward.

We also favor selected real estate stocks in Mexico, which has seen more foreign direct investment and improved manufacturing demand. A stronger automotive sector has increased the need for auto factory capacity, and Mexico’s lower labor costs and ease of shipping to the U.S. are advantageous. Mexican industrial property stocks are well positioned to benefit from this trend.

In Europe, growth momentum in the U.K. should aid property stocks. Additionally, German residential companies are poised to benefit from strong underlying demand for rental property, which has not been affected by the economic headwinds from stagnating growth on the continent.

Our outlook for Asia remains cautious as the region faces several headwinds. However, property stocks in China have become more attractive as China’s government has recently introduced supportive residential policy measures in an effort to revive demand. In Japan, industrial and logistics companies remain attractive given growing e-commerce demand.

Fund Characteristics

OCTOBER 31, 2014
Top Ten Holdings	% of net assets
Simon Property Group, Inc.	4.0%
Health Care REIT, Inc.	3.4%
Mitsui Fudosan Co. Ltd.	3.4%
AvalonBay Communities, Inc.	3.0%
Prologis, Inc.	3.0%
General Growth Properties, Inc.	2.9%
Unibail-Rodamco SE	2.7%
Extra Space Storage, Inc.	2.4%
Kilroy Realty Corp.	2.4%
Mitsubishi Estate Co. Ltd.	2.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	51.3%
Foreign Common Stocks	46.9%
Warrants	—(1)
Total Equity Exposure	98.2%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	0.5%
(1) Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
United States	51.3%
Japan	10.9%
United Kingdom	6.2%
Hong Kong	5.6%
Australia	5.5%
Germany	3.4%
France	2.7%
Singapore	2.5%
Canada	2.4%
China	2.1%
Other Countries	5.6%
Cash and Equivalents(2)	1.8%
(2) Includes temporary cash investments and other assets and liabilities.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period(1)5/1/14 - 10/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,066.50	$6.25	1.20%
Institutional Class	$1,000	$1,068.30	$5.21	1.00%
A Class	$1,000	$1,065.60	$7.55	1.45%
C Class	$1,000	$1,061.30	$11.43	2.20%
R Class	$1,000	$1,064.70	$8.85	1.70%
R6 Class	$1,000	$1,069.10	$4.43	0.85%
Hypothetical
Investor Class	$1,000	$1,019.16	$6.11	1.20%
Institutional Class	$1,000	$1,020.16	$5.09	1.00%
A Class	$1,000	$1,017.90	$7.38	1.45%
C Class	$1,000	$1,014.12	$11.17	2.20%
R Class	$1,000	$1,016.64	$8.64	1.70%
R6 Class	$1,000	$1,020.92	$4.33	0.85%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

OCTOBER 31, 2014

	Shares	Value
COMMON STOCKS — 98.2%
Australia — 5.5%
Charter Hall Group	165,309	$637,903
Federation Centres	516,654	1,241,596
Goodman Group	222,283	1,088,790
New South Resources Ltd.(1)	400,162	486,442
Scentre Group(1)	233,617	730,894
Westfield Corp.(1)	186,641	1,307,961
		5,493,586
Brazil — 1.3%
BR Malls Participacoes SA	158,900	1,276,125
Canada — 2.4%
Allied Properties Real Estate Investment Trust	37,453	1,182,027
Chartwell Retirement Residences	120,030	1,224,741
		2,406,768
China — 2.1%
China Overseas Land & Investment Ltd.	482,000	1,402,664
China Vanke Co. Ltd., H Shares(1)	162,500	307,093
KWG Property Holding Ltd.	533,500	370,256
		2,080,013
France — 2.7%
Unibail-Rodamco SE	10,686	2,741,374
Germany — 3.4%
Deutsche Annington Immobilien SE	58,008	1,677,671
Grand City Properties SA(1)	41,062	525,712
LEG Immobilien AG	18,373	1,267,416
		3,470,799
Hong Kong — 5.6%
Henderson Land Development Co. Ltd.	110,000	743,961
Link Real Estate Investment Trust (The)	345,000	2,028,124
Sun Hung Kai Properties Ltd.	112,000	1,667,897
Swire Properties Ltd.	378,200	1,210,716
		5,650,698
Indonesia — 0.6%
PT Pakuwon Jati Tbk	15,239,300	573,553
Japan — 10.9%
Hulic Reit, Inc.	1,396	2,119,512
Kanamoto Co. Ltd.	21,600	795,477
Kenedix Residential Investment Corp.	536	1,416,752
Mitsubishi Estate Co. Ltd.	93,000	2,388,214
Mitsui Fudosan Co. Ltd.	106,000	3,432,986
Sumitomo Realty & Development Co. Ltd.	21,000	795,660
		10,948,601
Mexico — 1.2%
Corp. Inmobiliaria Vesta SAB de CV	529,938	1,164,850

	Shares	Value
Philippines — 0.8%
Ayala Land, Inc.	1,065,200	$794,762
Singapore — 2.5%
CapitaCommercial Trust	547,000	711,288
Frasers Centrepoint Trust	484,000	735,161
Mapletree Commercial Trust	741,000	826,280
Mapletree Greater China Commercial Trust	325,000	239,090
		2,511,819
Thailand — 1.0%
Pruksa Real Estate PCL	368,600	379,025
Quality Houses PCL	2,839,100	374,919
Supalai PCL NVDR	313,200	249,330
		1,003,274
United Arab Emirates — 0.7%
Emaar Properties PJSC	250,248	697,771
United Kingdom — 6.2%
Big Yellow Group plc	98,218	859,232
Derwent London plc	20,370	969,228
Great Portland Estates plc	84,376	927,534
Hammerson plc	167,451	1,644,308
Land Securities Group plc	85,364	1,513,389
Safestore Holdings plc	98,755	328,906
		6,242,597
United States — 51.3%
Acadia Realty Trust	67,706	2,112,427
Alexandria Real Estate Equities, Inc.	28,688	2,381,104
Apartment Investment & Management Co., Class A	54,371	1,945,938
AvalonBay Communities, Inc.	19,405	3,024,075
Boston Properties, Inc.	18,600	2,357,550
Corporate Office Properties Trust	21,217	580,073
Duke Realty Corp.	105,260	1,995,730
Extra Space Storage, Inc.	42,077	2,447,198
General Growth Properties, Inc.	112,551	2,916,197
Health Care REIT, Inc.	48,492	3,448,266
Hilton Worldwide Holdings, Inc.(1)	58,717	1,482,017
Kilroy Realty Corp.	35,716	2,419,402
Kimco Realty Corp.	90,126	2,248,644
Kite Realty Group Trust	80,262	2,077,983
Pebblebrook Hotel Trust	51,804	2,206,850
Prologis, Inc.	71,676	2,985,305
Public Storage	10,455	1,927,275
RLJ Lodging Trust	57,600	1,855,872
Simon Property Group, Inc.	22,605	4,051,042
SL Green Realty Corp.	15,352	1,776,226
Taubman Centers, Inc.	12,655	962,413
UDR, Inc.	69,003	2,085,961
Vornado Realty Trust	21,050	2,304,554
		51,592,102
TOTAL COMMON STOCKS (Cost $89,980,048)		98,648,692

	Shares	Value
WARRANTS†
Hong Kong†
Sun Hung Kai Properties Ltd.(1) (Cost $—)	8,000	$17,372
TEMPORARY CASH INVESTMENTS — 1.3%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375% - 2.625%, 12/31/14 - 2/28/19, valued at $311,349), in a joint trading account at 0.07%, dated 10/31/14, due 11/3/14 (Delivery value $305,293)		305,291
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 10/15/15, valued at $124,565), in a joint trading account at 0.04%, dated 10/31/14, due 11/3/14 (Delivery value $122,116)		122,116
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.125%, 12/31/14, valued at $249,369), in a joint trading account at 0.03%, dated 10/31/14, due 11/3/14 (Delivery value $244,233)		244,232
SSgA U.S. Government Money Market Fund, Class N	671,792	671,792
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,343,431)		1,343,431
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $91,323,479)		100,009,495
OTHER ASSETS AND LIABILITIES — 0.5%		486,075
TOTAL NET ASSETS — 100.0%		$100,495,570

SUB-INDUSTRY ALLOCATION
(as a % of net assets)
Retail REITs	25.4%
Office REITs	13.3%
Diversified Real Estate Activities	10.9%
Diversified REITs	8.8%
Residential REITs	8.4%
Specialized REITs	6.0%
Real Estate Operating Companies	5.4%
Real Estate Development	5.0%
Health Care REITs	4.6%
Industrial REITs	4.1%
Hotel and Resort REITs	4.0%
Hotels, Resorts and Cruise Lines	1.5%
Trading Companies and Distributors	0.8%
Cash and Equivalents*	1.8%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
PJSC	-	Public Joint Stock Company
NVDR	-	Non-Voting Depositary Receipt

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2014
Assets
Investment securities, at value (cost of $91,323,479)	$100,009,495
Foreign currency holdings, at value (cost of $11,140)	11,164
Receivable for investments sold	5,830,414
Receivable for capital shares sold	148,156
Dividends and interest receivable	125,382
Other assets	2,886
106,127,497

Liabilities
Payable for investments purchased	5,424,331
Payable for capital shares redeemed	105,038
Accrued management fees	94,685
Distribution and service fees payable	7,873
5,631,927

Net Assets	$100,495,570

Net Assets Consist of:
Capital (par value and paid-in surplus)	$90,043,226
Undistributed net investment income	1,611,210
Undistributed net realized gain	166,330
Net unrealized appreciation	8,674,804
$100,495,570

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$69,207,416	5,750,871	$12.03
Institutional Class, $0.01 Par Value	$8,848,446	734,459	$12.05
A Class, $0.01 Par Value	$16,600,859	1,381,322	$12.02*
C Class, $0.01 Par Value	$5,428,074	454,008	$11.96
R Class, $0.01 Par Value	$382,409	31,850	$12.01
R6 Class, $0.01 Par Value	$28,366	2,353	$12.06
*Maximum offering price $12.75 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $108,594)	$1,937,816
Interest	219
1,938,035

Expenses:
Management fees	973,716
Distribution and service fees:
A Class	46,873
C Class	42,650
R Class	2,280
Directors' fees and expenses	2,554
Other expenses	892
1,068,965

Net investment income (loss)	869,070

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	3,143,443
Foreign currency transactions	(39,175)
3,104,268

Change in net unrealized appreciation (depreciation) on:
Investments	3,608,308
Translation of assets and liabilities in foreign currencies	(17,279)
3,591,029

Net realized and unrealized gain (loss)	6,695,297

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,564,367

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2014 AND OCTOBER 31, 2013
Increase (Decrease) in Net Assets	October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$869,070	$616,677
Net realized gain (loss)	3,104,268	1,507,912
Change in net unrealized appreciation (depreciation)	3,591,029	3,048,115
Net increase (decrease) in net assets resulting from operations	7,564,367	5,172,704

Distributions to Shareholders
From net investment income:
Investor Class	(1,424,318)	(860,795)
Institutional Class	(266,606)	(166,138)
A Class	(588,952)	(99,374)
C Class	(76,052)	(14,950)
R Class	(13,303)	(12,279)
R6 Class	(911)	—
From net realized gains:
Investor Class	(562,617)	(600,706)
Institutional Class	(99,304)	(109,402)
A Class	(251,692)	(74,980)
C Class	(43,070)	(14,908)
R Class	(6,191)	(10,084)
R6 Class	(325)	—
Decrease in net assets from distributions	(3,333,341)	(1,963,616)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	22,365,962	41,326,091

Net increase (decrease) in net assets	26,596,988	44,535,179

Net Assets
Beginning of period	73,898,582	29,363,403
End of period	$100,495,570	$73,898,582

Undistributed net investment income	$1,611,210	$1,338,877

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2014

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 8% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.20% for the Investor Class, A Class, C Class and R Class, 1.00% for the Institutional Class and 0.85% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended October 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2014 were $244,250,590 and $224,524,759, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2014		Year ended October 31, 2013(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	20,000,000		20,000,000
Sold	3,413,467	$38,993,544	3,332,860	$37,141,323
Issued in reinvestment of distributions	182,222	1,935,199	137,802	1,449,682
Redeemed	(1,649,689)	(18,312,930)	(1,789,370)	(19,737,036)
	1,946,000	22,615,813	1,681,292	18,853,969
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	229,312	2,586,131	712,774	7,805,365
Issued in reinvestment of distributions	34,455	365,910	26,217	275,540
Redeemed	(214,292)	(2,413,034)	(302,537)	(3,526,087)
	49,475	539,007	436,454	4,554,818
A Class/Shares Authorized	10,000,000		10,000,000
Sold	1,020,342	11,521,167	1,866,540	20,870,754
Issued in reinvestment of distributions	73,656	782,969	16,558	174,354
Redeemed	(1,354,309)	(15,500,423)	(467,439)	(5,077,420)
	(260,311)	(3,196,287)	1,415,659	15,967,688
C Class/Shares Authorized	10,000,000		10,000,000
Sold	264,816	2,959,017	219,227	2,457,570
Issued in reinvestment of distributions	8,518	90,719	2,833	29,858
Redeemed	(47,307)	(515,516)	(50,429)	(585,339)
	226,027	2,534,220	171,631	1,902,089
R Class/Shares Authorized	5,000,000		10,000,000
Sold	338	3,872	1,975	22,034
Issued in reinvestment of distributions	1,831	19,494	2,122	22,363
Redeemed	(12,792)	(151,393)	(1,958)	(21,870)
	(10,623)	(128,027)	2,139	22,527
R6 Class/Shares Authorized	5,000,000		50,000,000
Sold	—	—	2,236	25,000
Issued in reinvestment of distributions	117	1,236	—	—
	117	1,236	2,236	25,000
Net increase (decrease)	1,950,685	$22,365,962	3,709,411	$41,326,091

(1)	July 26, 2013 (commencement of sale) through October 31, 2013 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
United States	$51,592,102	—	—
Other Countries	—	$47,056,590	—
Warrants	—	17,372	—
Temporary Cash Investments	671,792	671,639	—
	$52,263,894	$47,745,601	—

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 12, 2014, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 11, 2014 of $0.1509 for the Investor Class, Institutional Class, A Class, B Class, C Class, R Class and R6 Class.

On December 12, 2014, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 11, 2014:

Investor	Institutional	A	C	R	R6
$0.4517	$0.4759	$0.4214	$0.3306	$0.3912	$0.4941

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$3,039,618	$1,954,818
Long-term capital gains	$293,723	$8,798

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to gains on investments in passive foreign investment companies, were made to undistributed net investment income $1,773,405 and undistributed net realized gain $(1,773,405).

As of October 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$93,433,524
Gross tax appreciation of investments	$6,863,123
Gross tax depreciation of investments	(287,152)
Net tax appreciation (depreciation) of investments	$6,575,971
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	10,005
Net tax appreciation (depreciation)	$6,585,976
Undistributed ordinary income	$3,299,991
Accumulated long-term gains	$566,377

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$11.54	0.13	0.88	1.01	(0.37)	(0.15)	(0.52)	$12.03	9.29%	1.20%	1.15%	275%	$69,207
2013	$10.90	0.13	1.12	1.25	(0.36)	(0.25)	(0.61)	$11.54	11.99%	1.20%	1.15%	392%	$43,927
2012(3)	$9.75	0.07	1.08	1.15	—	—	—	$10.90	11.68%	1.20%(4)	1.15%(4)	264%	$23,143
2012(5)	$10.00	0.14	(0.32)(6)	(0.18)	(0.07)	—	(0.07)	$9.75	(1.57)%	1.21%(4)	1.63%(4)	462%	$7,322
Institutional Class
2014	$11.56	0.15	0.88	1.03	(0.39)	(0.15)	(0.54)	$12.05	9.50%	1.00%	1.35%	275%	$8,848
2013	$10.91	0.15	1.13	1.28	(0.38)	(0.25)	(0.63)	$11.56	12.30%	1.00%	1.35%	392%	$7,916
2012(3)	$9.75	0.08	1.08	1.16	—	—	—	$10.91	11.90%	1.00%(4)	1.35%(4)	264%	$2,711
2012(5)	$10.00	0.17	(0.33)(6)	(0.16)	(0.09)	—	(0.09)	$9.75	(1.47)%	1.01%(4)	1.83%(4)	462%	$1,210
A Class
2014	$11.53	0.11	0.87	0.98	(0.34)	(0.15)	(0.49)	$12.02	9.02%	1.45%	0.90%	275%	$16,601
2013	$10.89	0.10	1.12	1.22	(0.33)	(0.25)	(0.58)	$11.53	11.72%	1.45%	0.90%	392%	$18,926
2012(3)	$9.76	0.06	1.07	1.13	—	—	—	$10.89	11.58%	1.45%(4)	0.90%(4)	264%	$2,460
2012(5)	$10.00	0.12	(0.31)(6)	(0.19)	(0.05)	—	(0.05)	$9.76	(1.82)%	1.46%(4)	1.38%(4)	462%	$700

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$11.47	0.02	0.88	0.90	(0.26)	(0.15)	(0.41)	$11.96	8.12%	2.20%	0.15%	275%	$5,428
2013	$10.83	—(7)	1.14	1.14	(0.25)	(0.25)	(0.50)	$11.47	10.94%	2.20%	0.15%	392%	$2,614
2012(3)	$9.75	0.02	1.06	1.08	—	—	—	$10.83	11.08%	2.20%(4)	0.15%(4)	264%	$610
2012(5)	$10.00	0.05	(0.30)(6)	(0.25)	—	—	—	$9.75	(2.50)%	2.21%(4)	0.63%(4)	462%	$394
R Class
2014	$11.52	0.08	0.87	0.95	(0.31)	(0.15)	(0.46)	$12.01	8.74%	1.70%	0.65%	275%	$382
2013	$10.87	0.08	1.12	1.20	(0.30)	(0.25)	(0.55)	$11.52	11.55%	1.70%	0.65%	392%	$489
2012(3)	$9.76	0.05	1.06	1.11	—	—	—	$10.87	11.37%	1.70%(4)	0.65%(4)	264%	$439
2012(5)	$10.00	0.09	(0.30)(6)	(0.21)	(0.03)	—	(0.03)	$9.76	(2.07)%	1.71%(4)	1.13%(4)	462%	$393
R6 Class
2014	$11.57	0.17	0.88	1.05	(0.41)	(0.15)	(0.56)	$12.06	9.67%	0.85%	1.50%	275%	$28
2013(8)	$11.18	0.03	0.36	0.39	—	—	—	$11.57	3.49%	0.85%(4)	1.07%(4)	392%(9)	$26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 1, 2012 through October 31, 2012. The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

(4)	Annualized.

(5)	April 29, 2011 (fund inception) through March 31, 2012.

(6)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(7)	Per-share amount was less than $0.005.

(8)	July 26, 2013 (commencement of sale) through October 31, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Real Estate Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Real Estate Fund of American Century Capital Portfolios, Inc. as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 17, 2014

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2014.

For corporate taxpayers, the fund hereby designates $45,157, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $745,412 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2014.

The fund hereby designates $293,723, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2014.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84009 1412

ANNUAL REPORT	OCTOBER 31, 2014

Real Estate Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Stocks and Bonds

Mostly stimulative monetary policies by central banks and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected global economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about U.S. economic growth, low costs of capital, and continued central bank stimulus (even as the U.S. Federal Reserve’s latest monthly bond purchase program ended) helped persuade investors to seek risk and yield, which benefited U.S. stocks and bonds. The S&P 500 Index gained 17.27% during the 12 months. The 30-year U.S. Treasury bond was close behind, returning 15.44%, according to Barclays. U.S. real estate investment trusts (REITs), whose shares combine performance attributes of stocks and bonds, benefited from both—the MSCI U.S. REIT Index advanced 19.19%.

U.S. market benchmark returns generally outpaced their non-U.S. counterparts. The U.S. was perceived by investors as a relative bastion of growth, stability, and potentially attractive yields compared with most of the rest of the world, so capital flows generally favored U.S. assets. These capital flows, along with weaker-than-expected global growth, lower-than-expected global inflation, and falling commodity and energy prices, helped keep long-term interest rates and other corporate costs low. U.S. stocks just completed a solid third-quarter earnings reporting season, though questions remain about next year’s revenues, given this year’s slowdown in global economic growth and concerns about how far it could extend into 2015.

We believe continuing global economic and geopolitical uncertainties could continue to support the relative appeal of U.S. assets in coming months. But the end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	REACX	18.89%	19.70%	8.06%	11.48%	9/21/95(1)
MSCI U.S. REIT Index	—	19.19%	19.30%	8.85%	11.22%(2)	—
S&P 500 Index	—	17.27%	16.68%	8.20%	8.71%(2)	—
Institutional Class	REAIX	19.17%	19.95%	8.28%	10.04%	6/16/97
A Class(3)	AREEX					10/6/98
No sales charge*		18.59%	19.41%	7.79%	11.09%
With sales charge*		11.77%	18.00%	7.16%	10.68%
C Class	ARYCX	17.74%	18.52%	—	3.08%	9/28/07
R Class	AREWX	18.30%	19.11%	—	3.58%	9/28/07
R6 Class	AREDX	19.31%	—	—	13.36%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)
The inception date for RREEF Real Estate Securities Fund, Real Estate’s predecessor. That fund merged with Real Estate on June 13, 1997 and Real Estate was first offered to the public on June 16, 1997.

(2)	Since September 30, 1995, the date nearest the Investor Class’s inception for which data are available.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2014
Investor Class — $21,721

MSCI U.S. REIT Index — $23,371

S&P 500 Index — $22,001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.14%	0.94%	1.39%	2.14%	1.64%	0.79%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary
Portfolio Managers: Steven Brown and Steven Rodriguez

Performance Summary

Real Estate returned 18.89%* for the fiscal year ended October 31, 2014. By comparison, the MSCI U.S. REIT Index (the fund’s benchmark) returned 19.19%, while the S&P 500 Index (a broad stock market measure) returned 17.27%. (See pages 3 and 4 for additional performance comparisons.)

REIT Market Overview

Real estate investment trusts (REITs) generated very strong returns for the 12-month period, gaining nearly 20% and outpacing the 16-17% returns of the broad U.S. equity indices. After declining during the last two months of 2013, REITs rebounded sharply in the first half of 2014. Strong fundamentals in the commercial property market, lower interest rates, attractive valuations, healthy earnings growth, and a re-acceleration of job growth after a winter-driven slowdown provided a favorable backdrop for REIT performance.

The REIT market gave back some gains in the third quarter of 2014 amid increased REIT equity issuance and fears of higher interest rates. However, REITs enjoyed a strong rally in the final month of the period as concerns about rising interest rates eased.

Every sector of the REIT market posted positive returns for the reporting period, led by apartment and hotel REITs. Apartment REITs benefited from attractive valuations and increased demand as the recovery in the single-family housing market slowed, while hotel REITs enjoyed strong revenue growth thanks to an increase in group-related business demand. Office and retail REITs also delivered gains of more than 20% for the reporting period, benefiting from improvements in job growth and consumer spending, respectively.

Underperforming sectors included industrial REITs and triple-net-lease REITs, the only two sectors to post single-digit returns. Industrial REITs faced concerns that excess supply could restrain growth, while triple-net-lease REITs tend to have longer-term leases and lower internal growth rates.

Homebuilders Detracted

The portfolio narrowly trailed its benchmark for the 12-month period. One contributing factor to the fund’s underperformance was its exposure to homebuilders, particularly D.R. Horton, the largest homebuilder in the U.S. The company, which has significant exposure to the entry-level segment of the housing market, reported disappointing earnings because of weaker-than-expected demand for entry-level homes. We eliminated the stock from the portfolio shortly before the end of the period.

Another meaningful detractor relative to the benchmark was data center company Digital Realty Trust. We sold the stock in late 2013 as an accounting policy change at the company raised concerns about its internal controls. However, Digital Realty rallied sharply during the latter half of the period as pricing power and asset valuations exceeded expectations. Although the fund owned the stock briefly in October 2014, it missed much of the stock's overall rebound.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

An overweight position in industrial REITs also detracted from relative results during the period. The most notable detractor in this segment of the portfolio was Prologis, the largest industrial REIT in the nation. Prologis was held in check by investor concerns about an oversupply of industrial and warehouse space. We believe these oversupply concerns are exaggerated, and the portfolio remains overweight in the sector.

Hotels and Apartments Added Value

Stock selection among apartment REITs and hotel companies contributed positively to performance versus the benchmark. The leading contributor among lodging companies was global hotel operator Marriott International, one of the portfolio’s largest overweight positions during the period. Rising room rates and an acceleration in group business demand aided earnings growth for Marriott.

The portfolio also benefited from its exposure to West Coast real estate markets, where the economic environment and property fundamentals were particularly strong. The leading contributors among these holdings included apartment REIT Essex Property Trust and office REITs Kilroy Realty and Hudson Pacific Properties. Essex, based in northern California, enjoyed robust earnings growth thanks to favorable employment trends and the acquisition of competitor BRE Properties, which was also a positive contributor prior to the acquisition. Kilroy and Hudson Pacific both benefited from substantial value creation within their property development pipelines.

Finally, the fund’s underweight position in triple-net-lease REITs added value for the 12 months. (In a triple-net-lease agreement, the tenant is responsible for taxes, insurance, and maintenance on the property.) The most notable position in this sector was American Realty Capital Properties, which leases single-tenant retail properties. We owned American Realty Capital for a portion of the reporting period, but we sold it prior to the stock's sharp decline late in the period following the company’s disclosure of accounting irregularities.

Outlook

REITs delivered excellent returns over the past year, and our outlook remains positive. We expect the REIT market to benefit from sound real estate fundamentals, discounted share prices, and continued expansion of the domestic economy. Furthermore, we believe the main investment headwinds facing the REIT market—concerns over rising interest rates and their impact on income-oriented investments—will not be an issue as inflation is likely to remain at low levels for some time given the recent strength in the dollar. However, we are slightly more concerned that U.S. economic growth may be diminished in the coming quarters by economic weakness elsewhere in the world.

Within the portfolio, we are focused on real estate companies with strong development pipelines, which should help produce healthy value creation going forward. In addition, REIT sectors with greater economic sensitivity should benefit from the improving economy, while REITs with shorter-duration leases should be less susceptible to rising interest rates. The portfolio remains underweight versus the benchmark in sectors such as health care and triple-net-lease, which have lower levels of growth and the greatest sensitivity to interest rates.

6

Fund Characteristics

OCTOBER 31, 2014
Top Ten Holdings	% of net assets
Simon Property Group, Inc.	9.2%
Prologis, Inc.	5.0%
Health Care REIT, Inc.	5.0%
Boston Properties, Inc.	4.8%
Public Storage	4.7%
Vornado Realty Trust	4.5%
AvalonBay Communities, Inc.	4.2%
Host Hotels & Resorts, Inc.	3.7%
General Growth Properties, Inc.	3.4%
SL Green Realty Corp.	3.2%

Sub-Industry Allocation	% of net assets
Retail REITs	25.7%
Office REITs	15.6%
Residential REITs	14.3%
Health Care REITs	10.9%
Diversified REITs	8.2%
Specialized REITs	8.2%
Hotel and Resort REITs	7.3%
Industrial REITs	6.0%
Hotels, Resorts and Cruise Lines	1.6%
Real Estate Development	0.7%
Real Estate Operating Companies	0.5%
Cash and Equivalents*	1.0%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	99.0%
Temporary Cash Investments	2.1%
Other Assets and Liabilities	(1.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period(1)5/1/14 - 10/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,102.90	$6.04	1.14%
Institutional Class	$1,000	$1,104.10	$4.99	0.94%
A Class	$1,000	$1,101.50	$7.36	1.39%
C Class	$1,000	$1,097.30	$11.31	2.14%
R Class	$1,000	$1,100.20	$8.68	1.64%
R6 Class	$1,000	$1,104.60	$4.19	0.79%
Hypothetical
Investor Class	$1,000	$1,019.46	$5.80	1.14%
Institutional Class	$1,000	$1,020.47	$4.79	0.94%
A Class	$1,000	$1,018.20	$7.07	1.39%
C Class	$1,000	$1,014.42	$10.87	2.14%
R Class	$1,000	$1,016.94	$8.34	1.64%
R6 Class	$1,000	$1,021.22	$4.02	0.79%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2014

	Shares	Value
COMMON STOCKS — 99.0%
Diversified REITs — 8.2%
Cousins Properties, Inc.	578,673	$7,528,536
Duke Realty Corp.	1,812,055	34,356,563
Empire State Realty Trust, Inc.	499,521	7,972,355
Vornado Realty Trust	672,249	73,597,820
WP Carey, Inc.	168,171	11,388,540
		134,843,814
Health Care REITs — 10.9%
HCP, Inc.	800,915	35,216,233
Health Care REIT, Inc.	1,149,682	81,753,887
Healthcare Trust of America, Inc., Class A	1,454,059	18,670,118
Ventas, Inc.	630,401	43,188,772
		178,829,010
Hotel and Resort REITs — 7.3%
Host Hotels & Resorts, Inc.	2,628,652	61,273,878
Pebblebrook Hotel Trust	734,041	31,270,146
RLJ Lodging Trust	846,849	27,285,475
		119,829,499
Hotels, Resorts and Cruise Lines — 1.6%
Hilton Worldwide Holdings, Inc.(1)	689,138	17,393,843
Marriott International, Inc., Class A	113,870	8,625,653
		26,019,496
Industrial REITs — 6.0%
DCT Industrial Trust, Inc.	1,953,443	16,741,007
Prologis, Inc.	1,977,145	82,348,089
		99,089,096
Office REITs — 15.6%
Alexandria Real Estate Equities, Inc.	570,153	47,322,699
Boston Properties, Inc.	619,098	78,470,671
Corporate Office Properties Trust	819,709	22,410,844
Hudson Pacific Properties, Inc.	633,070	17,289,142
Kilroy Realty Corp.	547,680	37,099,843
SL Green Realty Corp.	459,287	53,139,506
		255,732,705
Real Estate Development — 0.7%
Howard Hughes Corp. (The)(1)	80,566	11,873,817
Real Estate Operating Companies — 0.5%
Forest City Enterprises, Inc., Class A(1)	387,529	8,095,481
Residential REITs — 14.3%
Apartment Investment & Management Co., Class A	935,588	33,484,695
AvalonBay Communities, Inc.	447,012	69,662,350
Education Realty Trust, Inc.	1,054,892	11,878,084
Equity Residential	645,247	44,883,381
Essex Property Trust, Inc.	207,758	41,917,254
UDR, Inc.	1,123,467	33,962,407
		235,788,171

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	Shares	Value
Retail REITs — 25.7%
Acadia Realty Trust	732,695	$22,860,084
DDR Corp.	1,043,448	18,928,147
General Growth Properties, Inc.	2,163,533	56,057,140
Kimco Realty Corp.	1,884,792	47,025,560
Kite Realty Group Trust	1,011,077	26,176,784
Macerich Co. (The)	217,128	15,307,524
National Retail Properties, Inc.	515,877	19,665,231
Realty Income Corp.	263,014	12,106,535
Regency Centers Corp.	443,732	26,934,532
Simon Property Group, Inc.	840,943	150,705,395
Taubman Centers, Inc.	346,263	26,333,301
		422,100,233
Specialized REITs — 8.2%
CubeSmart	814,392	17,142,952
Extra Space Storage, Inc.	677,020	39,375,483
Public Storage	420,341	77,485,660
		134,004,095
TOTAL COMMON STOCKS (Cost $1,135,622,876)		1,626,205,417
TEMPORARY CASH INVESTMENTS — 2.1%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.375% - 2.625%, 12/31/14 - 2/28/19, valued at $8,055,533), in a joint trading account at 0.07%, dated 10/31/14, due 11/3/14 (Delivery value $7,898,831)		7,898,785
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 10/15/15, valued at $3,222,881), in a joint trading account at 0.04%, dated 10/31/14, due 11/3/14 (Delivery value $3,159,525)		3,159,514
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.125%, 12/31/14, valued at $6,451,924), in a joint trading account at 0.03%, dated 10/31/14, due 11/3/14 (Delivery value $6,319,044)		6,319,028
SSgA U.S. Government Money Market Fund, Class N	17,381,285	17,381,285
TOTAL TEMPORARY CASH INVESTMENTS (Cost $34,758,612)		34,758,612
TOTAL INVESTMENT SECURITIES — 101.1% (Cost $1,170,381,488)		1,660,964,029
OTHER ASSETS AND LIABILITIES — (1.1)%		(18,117,336)
TOTAL NET ASSETS — 100.0%		$1,642,846,693

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

OCTOBER 31, 2014
Assets
Investment securities, at value (cost of $1,170,381,488)	$1,660,964,029
Receivable for investments sold	20,802,999
Receivable for capital shares sold	16,767,127
Dividends and interest receivable	391,487
1,698,925,642

Liabilities
Payable for investments purchased	37,784,589
Payable for capital shares redeemed	16,832,732
Accrued management fees	1,409,393
Distribution and service fees payable	52,235
56,078,949

Net Assets	$1,642,846,693

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,469,949,440
Accumulated net realized loss	(317,685,288)
Net unrealized appreciation	490,582,541
$1,642,846,693

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,025,748,500	35,757,095	$28.69
Institutional Class, $0.01 Par Value	$387,098,700	13,463,239	$28.75
A Class, $0.01 Par Value	$175,133,129	6,105,240	$28.69*
C Class, $0.01 Par Value	$16,972,105	600,824	$28.25
R Class, $0.01 Par Value	$8,743,400	306,203	$28.55
R6 Class, $0.01 Par Value	$29,150,859	1,014,185	$28.74
*Maximum offering price $30.44 (net asset value divided by 0.9425).

See Notes to Financial Statements.

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Statement of Operations

YEAR ENDED OCTOBER 31, 2014
Investment Income (Loss)
Income:
Dividends	$33,815,526
Interest	2,791
33,818,317

Expenses:
Management fees	15,939,243
Distribution and service fees:
A Class	440,904
C Class	165,548
R Class	33,977
Directors' fees and expenses	23,688
Other expenses	8,393
16,611,753

Net investment income (loss)	17,206,564

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (Note 4)	124,367,876
Foreign currency transactions	(1,528)
124,366,348

Change in net unrealized appreciation (depreciation) on investments	114,857,025

Net realized and unrealized gain (loss)	239,223,373

Net Increase (Decrease) in Net Assets Resulting from Operations	$256,429,937

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2014 AND OCTOBER 31, 2013
Increase (Decrease) in Net Assets	October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$17,206,564	$21,706,875
Net realized gain (loss)	124,366,348	52,425,055
Change in net unrealized appreciation (depreciation)	114,857,025	26,725,869
Net increase (decrease) in net assets resulting from operations	256,429,937	100,857,799

Distributions to Shareholders
From net investment income:
Investor Class	(16,161,150)	(19,845,912)
Institutional Class	(7,239,801)	(9,445,470)
A Class	(2,721,669)	(3,931,324)
C Class	(133,288)	(168,462)
R Class	(88,010)	(91,457)
R6 Class	(173,539)	(184)
Decrease in net assets from distributions	(26,517,457)	(33,482,809)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(74,624,885)	161,013,069

Net increase (decrease) in net assets	155,287,595	228,388,059

Net Assets
Beginning of period	1,487,559,098	1,259,171,039
End of period	$1,642,846,693	$1,487,559,098

See Notes to Financial Statements.

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Notes to Financial Statements

OCTOBER 31, 2014

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not

15

limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 19% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.00% to 1.20% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.80% to 1.00% for the Institutional Class and 0.65% to 0.85% for the R6 Class. The effective annual management fee for each class for the year ended October 31, 2014 was 1.14% for the Investor Class, A Class, C Class and R Class, 0.94% for the Institutional Class and 0.79% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended October 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2014 were $1,871,740,760 and $1,944,310,798, respectively.

For the year ended October 31, 2014, the fund incurred net realized gains of $19,846,434 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2014		Year ended October 31, 2013(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	150,000,000		150,000,000
Sold	14,838,030	$384,791,082	20,986,785	$529,535,235
Issued in reinvestment of distributions	596,154	15,358,750	746,347	17,703,645
Redeemed	(14,208,977)	(364,345,148)	(20,142,549)	(494,183,730)
	1,225,207	35,804,684	1,590,583	53,055,150
Institutional Class/Shares Authorized	75,000,000		75,000,000
Sold	3,414,323	86,539,020	5,539,791	135,781,064
Issued in reinvestment of distributions	264,433	6,809,195	381,876	9,081,608
Redeemed	(7,022,141)	(176,058,057)	(3,153,857)	(76,359,209)
	(3,343,385)	(82,709,842)	2,767,810	68,503,463
A Class/Shares Authorized	40,000,000		40,000,000
Sold	2,314,360	59,527,026	5,075,211	124,387,169
Issued in reinvestment of distributions	103,945	2,651,216	160,825	3,815,151
Redeemed	(4,525,715)	(114,851,793)	(4,246,516)	(103,647,800)
	(2,107,410)	(52,673,551)	989,520	24,554,520
C Class/Shares Authorized	5,000,000		5,000,000
Sold	158,192	4,041,002	548,871	13,506,042
Issued in reinvestment of distributions	3,540	90,000	4,478	104,740
Redeemed	(266,230)	(6,766,291)	(95,471)	(2,282,448)
	(104,498)	(2,635,289)	457,878	11,328,334
R Class/Shares Authorized	5,000,000		5,000,000
Sold	136,052	3,529,010	152,832	3,735,873
Issued in reinvestment of distributions	3,258	83,894	3,785	89,433
Redeemed	(73,055)	(1,849,803)	(67,672)	(1,648,113)
	66,255	1,763,101	88,945	2,177,193
R6 Class/Shares Authorized	40,000,000		50,000,000
Sold	1,097,825	29,411,652	56,172	1,399,865
Issued in reinvestment of distributions	6,461	173,539	8	184
Redeemed	(146,049)	(3,759,179)	(232)	(5,640)
	958,237	25,826,012	55,948	1,394,409
Net increase (decrease)	(3,305,594)	$(74,624,885)	5,950,684	$161,013,069

(1)	July 26, 2013 (commencement of sale) through October 31, 2013 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

18

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,626,205,417	—	—
Temporary Cash Investments	17,381,285	$17,377,327	—
	$1,643,586,702	$17,377,327	—

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$26,517,457	$33,482,809
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,224,502,009
Gross tax appreciation of investments	$436,462,020
Gross tax depreciation of investments	—
Net tax appreciation (depreciation) of investments	436,462,020
Undistributed ordinary income	—
Accumulated short-term capital losses	$(263,564,767)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$24.56	0.30	4.29	4.59	(0.46)	$28.69	18.89%	1.14%	1.16%	127%	$1,025,749
2013	$23.05	0.36	1.70	2.06	(0.55)	$24.56	9.04%	1.14%	1.48%	170%	$847,977
2012(3)	$22.35	0.09	0.66	0.75	(0.05)	$23.05	3.38%	1.15%(4)	0.64%(4)	86%	$759,303
2012	$19.58	0.17	2.87	3.04	(0.27)	$22.35	15.62%	1.16%	0.83%	168%	$696,245
2011	$15.79	0.13	3.83	3.96	(0.17)	$19.58	25.19%	1.16%	0.76%	238%	$605,529
2010	$7.80	0.28	8.01	8.29	(0.30)	$15.79	107.30%	1.16%	2.24%	236%	$565,463
Institutional Class
2014	$24.61	0.35	4.30	4.65	(0.51)	$28.75	19.17%	0.94%	1.36%	127%	$387,099
2013	$23.10	0.41	1.70	2.11	(0.60)	$24.61	9.23%	0.94%	1.68%	170%	$413,623
2012(3)	$22.40	0.11	0.67	0.78	(0.08)	$23.10	3.47%	0.95%(4)	0.84%(4)	86%	$324,283
2012	$19.62	0.21	2.87	3.08	(0.30)	$22.40	15.86%	0.96%	1.03%	168%	$290,557
2011	$15.81	0.17	3.84	4.01	(0.20)	$19.62	25.48%	0.96%	0.96%	238%	$297,740
2010	$7.81	0.30	8.03	8.33	(0.33)	$15.81	107.71%	0.96%	2.44%	236%	$230,109

20

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014	$24.55	0.24	4.30	4.54	(0.40)	$28.69	18.59%	1.39%	0.91%	127%	$175,133
2013	$23.05	0.30	1.69	1.99	(0.49)	$24.55	8.77%	1.39%	1.23%	170%	$201,660
2012(3)	$22.35	0.05	0.67	0.72	(0.02)	$23.05	3.21%	1.40%(4)	0.39%(4)	86%	$166,497
2012	$19.60	0.11	2.87	2.98	(0.23)	$22.35	15.33%	1.41%	0.58%	168%	$151,198
2011	$15.81	0.09	3.83	3.92	(0.13)	$19.60	24.92%	1.41%	0.51%	238%	$141,257
2010	$7.81	0.24	8.02	8.26	(0.26)	$15.81	106.76%	1.41%	1.99%	236%	$138,037
C Class
2014	$24.18	0.04	4.23	4.27	(0.20)	$28.25	17.74%	2.14%	0.16%	127%	$16,972
2013	$22.72	0.12	1.67	1.79	(0.33)	$24.18	7.93%	2.14%	0.48%	170%	$17,057
2012(3)	$22.11	(0.05)	0.66	0.61	—	$22.72	2.76%	2.15%(4)	(0.36)%(4)	86%	$5,622
2012	$19.48	(0.02)	2.82	2.80	(0.17)	$22.11	14.44%	2.16%	(0.17)%	168%	$2,574
2011	$15.75	(0.04)	3.82	3.78	(0.05)	$19.48	24.00%	2.16%	(0.24)%	238%	$1,595
2010	$7.78	0.14	7.99	8.13	(0.16)	$15.75	105.21%	2.16%	1.24%	236%	$983

21

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2014	$24.44	0.16	4.28	4.44	(0.33)	$28.55	18.30%	1.64%	0.66%	127%	$8,743
2013	$22.95	0.24	1.68	1.92	(0.43)	$24.44	8.50%	1.64%	0.98%	170%	$5,866
2012(3)	$22.27	0.02	0.66	0.68	—(5)	$22.95	3.06%	1.65%(4)	0.14%(4)	86%	$3,466
2012	$19.55	0.08	2.84	2.92	(0.20)	$22.27	15.01%	1.66%	0.33%	168%	$2,224
2011	$15.78	0.06	3.81	3.87	(0.10)	$19.55	24.60%	1.66%	0.26%	238%	$1,364
2010	$7.79	0.21	8.01	8.22	(0.23)	$15.78	106.38%	1.66%	1.74%	236%	$444
R6 Class
2014	$24.61	0.33	4.35	4.68	(0.55)	$28.74	19.31%	0.79%	1.51%	127%	$29,151
2013(6)	$25.22	0.07	(0.53)	(0.46)	(0.15)	$24.61	(1.77)%	0.79%(4)	1.04%(4)	170%(7)	$1,377

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)
April 1, 2012 through October 31, 2012. The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period. For the years before October 31, 2012, the fund's fiscal year end was March 31.

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

(6)	July 26, 2013 (commencement of sale) through October 31, 2013.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Real Estate Fund of American Century Capital Portfolios, Inc. as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 17, 2014

23

Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

25

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

26

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

27

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services.    The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and slightly below its benchmark for the one-year period reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

28

and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

29

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

30

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2014.

For corporate taxpayers, the fund hereby designates $668,212, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2014 as qualified for the corporate dividends received deduction.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84008 1412

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)
M. Jeannine Strandjord, Stephen E. Yates, Thomas A. Brown and John R. Whitten are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2013:    $50,900
FY 2014:    $40,200

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2013:    $101,621
FY 2014:    $ 91,808

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 7, 2015

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 7, 2015